UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 4, 2005

OWENS-ILLINOIS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9576	22-2781933
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One SeaGate, Toledo, Ohio	43666
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(419) 247-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 4, 2005, Owens-Illinois, Inc. (the “Company”) announced that the Company has accepted the resignation of Thomas L. Young from his current positions of Executive Vice President and Chief Financial Officer of the Company, in each case to be effective as of March 31, 2005.  In addition, the Company announced that Mr. Young will continue to serve as a director on the Board of Directors of the Company.  The Company will determine and announce at a later date the successor to the positions held by Mr. Young.  Upon such determination, the Company will file an amendment to this Current Report on Form 8-K under Item 5.02 containing additional related information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2005

OWENS-ILLINOIS, INC.

(Registrant)

By:	/s/ Matthew G. Longthorne
Name: Matthew G. Longthorne
Title: Vice President and Controller